Exhibit 10.30

                Schedule of Board of Director and Committee Fees

                             Effective July 21, 2004

 DIRECTOR FEES

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Retainer                                 $18,000
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Stock                                    $25,000
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Per Meeting Fee                          $3,000
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Number of Meetings                          6
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COMMITTEE FEES

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           COMMITTEES           AUDIT          COMPENSATION       GOVERNANCE

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Chairman                       $5,000             $3,000            $1,500
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Per Meeting                    $2,000             $1,000            $1,000
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Number of Meetings                4                 3                  2
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